UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - September 24, 2003
                                                         ------------------

                         Commission file number 0-24040


                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                                        22-3297339
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 (State or other jurisdiction of                       (I.R.S. Employer
  incorporation or organization)                     Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey             07052-2989
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:       (973) 669-7366
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Item 5. Other Events

     On September 24, 2003, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 advising of the suspension of dividends by the Federal Home Loan Bank of New York.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7. Financial Statements and Exhibits

       (c)  Exhibits

              Regulation
              S-K Exhibit
                 Number                                 Document
              -----------                        -------------------
                   99.1                          Press Release dated
                                                 September 24, 2003

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               PENNFED FINANCIAL SERVICES, INC.



Date: September 25, 2003                       By: /s/ Joseph L. LaMonica
                                                   -----------------------------
                                                   Joseph L. LaMonica
                                                   President and Chief
                                                   Executive Officer